John C. Hope, III
Chairman & CEO

Joseph S. Exnicios
Chief Risk Officer

Keefe, Bruyette & Woods Community Bank Conference
July 29, 2009
New York

John C. Hope, III
Chairman & CEO

Forward-Looking Statements
 This presentation may include forward-looking statements containing expectations about future conditions and descriptions of future plans and strategies.
 Whitney's ability to accurately predict the effects of future plans or strategies is inherently limited such that actual results and performance could differ materially from those set forth in the forward-looking statements.
 Factors that could cause actual results to differ from those expressed in the forward-
 looking statements are available in Whitney’s filings with the Securities and Exchange
 Commission.
 Whitney does not intend, and undertakes no obligation, to update or revise any forward-
 looking statements, whether as a result of differences in actual results, changes in assumptions or changes in other factors affecting such statements.

125 Years Strong
• A great New Orleans tradition since 1883
• One of the premier financial institutions
 along the Gulf Coast
• $12 billion in assets
• Strong NIM
• Strong balance sheet
• Solid capital position
• Historically strong credit culture
• Operational resiliency
• Geographic diversification
• Over 150 banking locations
• Whitney Bankers --- the key to creating our
 unique brand
 – Personalized service in commercial,
 business and personal banking

Earnings Update

2Q09 Earnings - Overview
• $21 million net loss
• $.38 per diluted common share net loss
• Results include:
 – $5.5 million pre-tax or $.04 per share after-tax charge
 related to the industry-wide FDIC special assessment
• Core earnings drivers remained stable
 – NIM compares favorably to peers
 – Fee generating business lines grew
 – Noncredit-related operating expenses remain
 under control
• Lower valuations on residential real
 estate-related credits in Florida and
 coastal Alabama continued to
 significantly impact credit quality
 metrics
• Ongoing pressures associated with
 problems in the overall economy
 continued to affect various types of
 credits serviced out of Texas and
 Louisiana
	2Q09	1Q09	2Q08
(Period-end)
Total Assets	$12.0B	$12.0B	$11.0B
Total Loans	$8.8B	$9.0B	$8.0B
Total Deposits	$9.1B	$9.2B	$8.3B
Provision for Credit Losses	$74.0MM	$65.0MM	$35.0MM
Net Income (loss)	($21.3MM)	($11.1MM)	$12.9MM
Earnings (loss) per share (diluted)	($.38)	($.22)	$.20

Commercial and Business Banking Focus
• Total loans $8.8 billion
 – Commercial portfolio 84%
 – Consumer portfolio 16%
• Originated new loans or funded
 commitments of $700 million in
 2Q09
• Continue to actively look for
 new and expanded relationships
• Loan demand weak in the
 current environment, expect
 trend to continue in the near
 term
• Real Estate portfolio diversified
 by geography
At 6/30/09

Deposits/Funding
At 6/30/09

Net Interest Margin Compares Favorably To Peers
At 6/30/09

Fee Generating Business Line Growth
• Noninterest income of $32 million up
 11% compared to 1Q09
 – Significant increase in mortgage
 originations
 • Secondary mortgage market
 income up approximately $1.3
 million
 – Other noninterest income
 included a $1.8 million
 distribution from a local SBIC
 investment
 – Bankcard fees and trust fees
 increased during 2Q09
• Most recurring sources of fee
 income increased during 2Q09
($s in millions)	2Q09	1Q09	2Q08
Service charges on deposit	$9.4	$9.8	$8.5
Bank card fees	4.6	4.4	4.5
Trust service fees	3.2	3.0	3.4
Secondary mortgage market operations	3.1	1.8	1.4
Other noninterest income	12.1	10.2	8.4
Total noninterest income	$32.4	$29.3	$26.2
At 6/30/09

Noncredit Operating Expenses Under Control
▪ Noninterest expense increased $15
 million or 15% from 1Q09
▪ Majority of the increase came from:
 ▪ $5.5 million FDIC special assessment charge
 ▪ $4.4 million provision to increase valuation
 allowance for ORE
 ▪ Approximately $2 million in increased ORE
 and collection costs
▪ Uncontrollable expenses have and could
 impact total expenses
 ▪ Pension plans
 ▪ FDIC increased assessments
 ▪ Credit collection expenses
▪ Will continue expense control measures
 for the foreseeable future
($s in millions)	2Q09	1Q09	2Q08
Personnel Expense	$51.4	$49.9	$47.1
Net Occupancy Expense	9.6	9.7	8.5
Equipment & DP	6.5	6.4	6.2
FDIC Insurance & Regulatory Charges	9.9	3.6	1.1
Collection Costs for Problem Credits & ORE	9.6	3.4	.6
Other Noninterest Expense	24.8	23.8	22.1
Total Noninterest Expense	$111.8	$96.8	$85.6
At 6/30/09

Sound Capital Levels
• $1.5 billion total equity
• Company remains well-
 capitalized
• Company’s tangible common
 equity (TCE) ratio 6.42%
 – 6.49% at December 31, 2008
• Leverage and TCE ratios at or
 above average within peer group
• Comfortable with capital position
 – Do not see the need to raise
 “defensive” capital
	6/30/09	12/31/08
Tier I capital/risk- weighted assets	10.78% (estimate)	10.76%
Tangible common equity ratio	6.42%	6.49%
Leverage	9.21%	9.87%
Company ratios
Company ratios
At 6/30/09

Joseph S. Exnicios
Chief Risk Officer

Asset Quality

Credit Story Now Two-Fold
• Continue to experience growth in criticized and
 nonaccrual portfolios as a result of the recessionary
 environment
• These issues are continuing to drive elevated
 provision levels
• Story is now two-fold
 – Valuation issues related to Florida and coastal Alabama
 real estate continue to significantly impact credit metrics
 – Signs of general economic stress are affecting various types of credits serviced out of Texas and Louisiana
At 6/30/09

Prompt Identification of Problem Loans
NPLs are included in total criticized portfolio
At 6/30/09

• Included in criticized loans are
 $413 million of nonperforming
 loans, up $47 million, net of
 charge-offs
 – Approximately $180 million in
 construction, land and land
 development mainly in Florida
 and coastal Alabama
• Part 1 - Florida and coastal
 Alabama added $58 million in new
 larger criticized credit relationships
• Part 2 - Texas and Louisiana added
 $16 million in new larger criticized
 credits
Prompt Identification of Problem Loans
At 6/30/09

Provision For Credit Losses
• 2Q09 provision for credit losses = $74 million
 – $2 million added to the reserve for unfunded commitments
 – $25 million for newly impaired credits and unreserved charge-offs resulting from declining collateral values, mainly from residential-related credits within CRE in FL and coastal AL
 – $27 million for addition of new criticized and downgrades within criticized
 • Half from FL and coastal AL residential-related credits
 • Half from various C&I and CRE credits in TX and LA
 – $10 million for increase related to regular assessment of current economic conditions and other quantitative and qualitative factors
 – $7 million for consumer and other smaller credit charge-offs
 – $2 million for changes to noncriticized credits
• Provision exceeded net charge-offs by $27 million and further strengthened allowance for credit losses to 2.50%
At 6/30/09

Charge-Offs
At 6/30/09

Florida Loan Portfolio Facts
• Florida loan portfolio approximately $1.37 billion, or 16% of total loans
 – Approximately $530 million in panhandle
 – Approximately $840 million in Tampa Bay area
• CRE portfolio totals $991 million
 – Residential construction $52 million
 – Commercial construction, land and land development $412 million
 • Approximately $100 million undeveloped land; 50% residential, 50% commercial
 • Approximately $160 million developed land, mainly residential
• 32% of total FL portfolio is criticized
 – 52% of commercial construction, land and land development loans are criticized
 • Almost 60% of undeveloped land is criticized
 • Almost 50% of developed land is criticized
• $268 million, or 65%, of total nonperforming loans are in Florida
At 6/30/09

Oil & Gas Portfolio
• Loans outstanding to oil & gas industry customers represent approximately 12% of total loans
 – Approximately 32% are related to E&P lending
 – Approximately one-third related to services sector
 – Balance related to transportation, drilling and pre-drilling and other
• Approximately 7% of the portfolio was criticized
 – Added only one new large oil & gas service company loan
 to criticized during the quarter
• Until the outlook on commodity prices translates to increased activity, expect continued stress on this portion of the loan portfolio
At 6/30/09

Credit Outlook
• Cannot predict when we may see a turn or stabilization
 in the level of problem credits
• Until we see a stabilization in real estate prices and a
 positive turn in the general economy, we expect
 criticized loans and credit costs to remain elevated
• Considering a variety of ways to manage problem assets,
 however today we do not see bulk sales as an alternative
 that will benefit the Company and our shareholders
At 6/30/09

John C. Hope, III
Chairman & CEO

Committed And Focused On Creating Long-Term Value
• Difficult year, but we will
 persevere
• Terrific opportunities once the
 market turns
• Committed and focused on
 creating long-term value for
 shareholders

25

Leveraging Our Position As The Hometown Bank
• Parish National
 – 40 year-old bank headquartered on
 the Northshore
 – 17 locations
 – Total loans:
 $605 million (at 9/30/08)
 – Total deposits:
 $635 million (at 9/30/08)
 – Transaction closed November 7, 2008
• Parish National merger provided
 opportunity to strengthen our position
 in the GNO market
 – Parish’s Northshore market share:
 9.1% (at June 30, 2008)
 – Combined Northshore market share:
 12.9% (at June 30, 2008)
 – Combined New Orleans MSA market
 share: 17.6% (at June 30, 2008)
Whitney locations
Parish locations
Source: www.FDIC.gov

26

Branch Rationalization - Closings
• Aligning branch network to optimize
 Company’s use of capital
• Management concluded 9 branches
 should be closed:
 – Moss Bluff, (Lake Charles, LA)
 – Patterson, (Morgan City, LA)
 – Davis Highway, (Pensacola, FL)
 – Clearwater, (Clearwater, FL)
 – Foley, (Foley, AL)
 – Northside, (Houston, TX)
 – Waveland, (Waveland, MS)
 – Country Club and West McNeese in Lake Charles will be
 consolidated into a new branch
• Closed 6 overlapping branches
 – Hammond, (Hammond, LA) (Whitney branch)
 – Causeway, (Metairie, LA) (Parish branch)
 – Kenner, (Kenner, LA) (Whitney branch)
 – French Quarter, (New Orleans, LA) (Parish branch)
 – Destin Commons, (Destin, FL) (Whitney branch)
 – Fairhope LPO, (Fairhope, AL) (Parish location)

27

Branch Rationalization - Openings
• Opened 9 new branches over the
 past 2 years
• Two branches currently under
 construction
 – Transcontinental (Metairie, LA)
 – Lake Charles (Louisiana)
• Re-opened branches in every
 market served prior to hurricane
 Katrina except one
• Developing a plan to improve
 and monitor remaining branches

28

Investing In Our Future
• New technology investments are a must
• Announced a new customer service initiative in May we
 call Project Genesis
• Project is expected to benefit bankers, customers and
 shareholders in a number of important ways
 – Employees should be able to deliver faster service as well as anticipate customer needs with better customer information
 – Customers should enjoy faster service, better products and most importantly, a better overall experience
 – Shareholders are expected to benefit from both projected lower ongoing operational costs and enhanced revenues

Whitney Bankers

Today’s Environment Requires Focus & Discipline
• Credit discipline
• Focus on strategic market
 segmentation
• Balance sheet management
• Focus on growing fee income
• Reduction of expenses
• Continued geographic
 diversification
• Capital management
• We are positioning the company
 to be ready to capitalize on the
 terrific opportunities ahead

It Takes Whitney Bank
• Whitney has prospered for 125 years
 – Whitney served its customers through the Great
 Depression
 – Whitney managed through losses in 1989-1991
 related to the declines in the oil patch
 – Whitney has been here for its customers and
 communities after major hurricanes, including
 Katrina and Rita
 – Whitney has been and will continue to be here
 for its customers through this economic crisis

John C. Hope, III
Chairman & CEO

Joseph S. Exnicios
Chief Risk Officer

Keefe, Bruyette & Woods Community Bank Conference
July 29, 2009
New York